Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
25.	COMMITMENTS AND CONTINGENCIES

Commitments

In the course of carrying out its operations and other activities, the Group and its subsidiaries enter into various agreements, which would require the Group to invest in or provide financing to specific projects or undertakings. In management’s opinion, these commitments are entered into under standard terms, which are representative of each specific project’s potential and should not result in an unreasonable loss.

As of December 31, 2013, the total Group’s contractual commitments to acquire property, plant and equipment amounted to $690,435.

Included in the commitments related to acquisition of property, plant and equipment are amounts arising from various purchase agreements in respect of railway construction for the Elga project. The total amount of remaining commitments under the construction contracts as of December 31, 2013 is equal to $532,609. In addition to the contractual commitments to acquire property, plant and equipment, commitments under the lease contracts are disclosed in Note 17.

The BCG Companies utilize coal preparation and loading facilities on their property that are owned and operated by third parties. The agreements covering the BCG Companies use of these facilities expire in 2016 and require minimum payment amounts should the BCG Companies fail to achieve defined throughput levels. These minimum amounts total $3,960 annually for the period from December 31, 2013 to December 31, 2016 and $2,640 in the aggregate for the period thereafter.

Contingencies

(a)	Guarantees

As of December 31, 2013, the Group guaranteed the fulfillment of obligations to third parties for the total amount of $3,027. Most of these guarantees are given by the Group under the bank guarantee agreement in favour of the tax authorities to pay tax arrears with penalties if the taxpayer has recovered VAT.

(b)	Environmental

In the course of the Group’s operations, the Group may be subject to environmental claims and legal proceedings. The quantification of environmental exposures requires an assessment of many factors, including changing laws and regulations, improvements in environmental technologies, the quality of information available related to specific sites, the assessment stage of each site investigation, preliminary findings and the length of time involved in remediation or settlement. The BCG Companies are subject to extensive U.S. laws, government regulations and other requirements relating to the protection of the environment, health and safety and other matters, which could impose additional costs to the Group. The U.S. regulatory agencies have the authority to temporarily or permanently close the BCG Companies’ mines or modify their operations because the operations of the BCG Companies may impact the environment or cause or contribute to contamination or exposure to hazardous substances, which could result in environmental liabilities and limit the Group’s ability to produce and sell coal in the United States. Management does not believe that any pending environmental claims or proceedings will have a material adverse effect on its financial position and results of operations.

The Group estimated the total amount of capital investments to address environmental concerns at its various subsidiaries at $36,283 as of December 31, 2013. These amounts are not accrued in the consolidated financial statements until actual capital investments are made.

Possible liabilities, which were identified by management as those that can be subject to potential claims from environmental authorities are not accrued in the consolidated financial statements. The amount of such liabilities was not significant.

(c)	Taxation

The Group is subject to taxation to the largest extent in Russia, and secondarily in other jurisdictions. Russian tax, currency and customs legislation is subject to varying interpretations, and changes, which can occur frequently. Management’s interpretation of such legislation as applied to the transactions and activity of the Group may be challenged by the relevant regional and federal authorities. Recent events within the Russian Federation suggest that the tax authorities are taking a more assertive position in its interpretation of the legislation and assessments and as a result, it is possible that transactions and activities that have not been challenged in the past may be challenged. As such, significant additional taxes, penalties and interest may be assessed. Fiscal periods remain open to review by the authorities in respect of taxes for three calendar years preceding the year of review. Under certain circumstances reviews may cover longer periods.

In Russia, generally tax declarations remain open and subject to inspection for a period of three years. The fact that a year has been reviewed does not close that year, or any tax declaration applicable to that year, from further review during the three-year period.

In other tax jurisdictions where the Group conducts operations or holds shares, taxes are generally charged on the income arising in that jurisdiction. In some jurisdictions agreements to avoid double taxation are signed between different jurisdictions; however, the risk of additional taxation exists, especially in respect of certain domiciles where some of the Group entities are located and which are considered to be tax havens.

The new Russian transfer pricing legislation, which came into force on January 1, 2012, allows the Russian tax authority to apply transfer pricing adjustments and impose additional profits tax liabilities in respect of all “controlled” transactions if the transaction price differs from the market level of prices. The list of “controlled” transactions includes transactions performed with related parties and certain types of cross-border transactions. For domestic transactions the transfer pricing rules apply only if the amount of all transaction with related party exceeds 2 billion Russian rubles in 2013. In cases where the domestic transaction resulted in an accrual of additional tax liabilities for one party, another party could correspondingly adjust its profit tax liabilities according to the special notification issued by the authorized body in due course.

The current Russian transfer pricing rules have considerably increased the compliance burden for the taxpayers compared to the transfer pricing rules which were in effect before 2012 due to, inter alia, shifting the burden of proof from the Russian tax authorities to the taxpayers. These rules are applicable not only to the transactions taking place in 2012 but also to the prior transactions with related parties if related income and expenses were recognized in 2012. Special transfer pricing rules apply to transactions with securities and derivatives.

Due to the uncertainty and absence of current practice of application of the current Russian transfer pricing legislation the Russian tax authorities may challenge the level of prices applied by the Group under the “controlled” transactions and accrue additional tax liabilities unless the Group is able to demonstrate the use of market prices with respect to the “controlled” transactions, and that there has been proper reporting to the Russian tax authorities, supported by appropriate available transfer pricing documentation.

Management believes that it has paid or accrued all taxes that are applicable. Where uncertainty exists, the Group has accrued tax liabilities based on management’s best estimate of the probable outflow of resources embodying economic benefits, which will be required to settle these liabilities. In accordance with FASB ASC 450, “Contingencies” (“ASC 450”), the Group accrued $16,755 and $39,274 of other tax claims that management believes are probable, as of December 31, 2013 and 2012, respectively. In addition, income tax accrual was made under ASC 740 (Note 19).

As of December 31, 2013, the Group does not believe that any other material tax matters exist relating to the Group, including current pending or future governmental claims and demands, which would require adjustment to the accompanying financial statements in order for those statements not to be materially misstated or misleading.

Possible liabilities, which were identified by management as those that can be subject to different interpretations of the tax law and regulations are not accrued in the consolidated financial statements. The amount of such liabilities was approximately $33,000.

(d)	Litigation, claims and assessments

The Group is subject to various lawsuits and claims with respect to such matters as personal injury, wrongful death, damage to property, exposure to hazardous substances, governmental regulations including environmental remediation, employment and contract disputes and other claims and actions arising out of the normal course of business. In the cases related to the U.S. subsidiaries, insurance or other indemnification protection is generally available to the Group from the previous owners, which should offset the financial impact on the Group, if any. Therefore, management’s current estimates related to these pending claims, individually and in the aggregate, are immaterial to the financial position, results of operations or cash flows of the Group. If the Group is unable to recover the losses from the previous owners, it is reasonably possible that the ultimate liabilities with respect to these lawsuits and claims may be material to the financial position, results of operations or cash flows of the Group.

In 2008, Pinnacle Mining Company (“Pinnacle”) filed a suit against the Group’s U.S. subsidiary and a third party engineering firm in the U.S. District Court for the Southern District of Beckley, West Virginia. Pinnacle asserts claims against defendants for negligence, strict liability, violation of the Federal Surface Mining Control and Reclamation Act, and injunctive relief. The case arises from mining activity by the Group’s subsidiary in the “safety zone” of a coal slurry impoundment maintained by Pinnacle. The parties filed a joint motion to stay, and the court granted the stay, which has allowed additional time for the regulatory agencies involved to determine what steps are necessary for remediation. A plan has been submitted by the defendants and was approved by the West Virginia Department of Environmental Protection (“WVDEP”). The Group completed an installation of pumps to dewater the mine in accordance with the plan. At present, the Group has an unresolved issue regarding Pinnacle’s access to the underground part of the mine. The Group is defending the matter and anticipates settlement of this matter between $500 and $1,000.

The Group does not expect to suffer any losses resulting from this lawsuit that related to event prior to the Group’s acquisition of the BCG Companies as it has full indemnity from the BCG Companies’ previous owners in accordance with the terms of the acquisition agreement.

(e)	Drilling Program

On acquisition of the BCG Companies, the purchase price included contingent payment, which depends on the results of additional geological researches of the reserves of the BCG companies (“Drilling program”). Organization and completion of the Drilling Program by independent experts was the sellers’ responsibility, and was supposed to be fulfilled until July, 2011. Each tonne of the additional coal reserves and resources will be remitted to the sellers at $3.04 per tonne if the payment occurs on May 7, 2014, and will be discounted in case of earlier repayment. In September 2011, the Group received a letter prepared by independent engineering company. The letter appears to state that approximately 54.8 million tonnes of additional coal resources ($3.04 per tonne) were identified pursuant to the Drilling Program. The Group believes that the content of the letter does not support its conclusions. The Group did not receive a certified Contingent Reserves report from the sellers that complies with the JORC Code requirements and other requirements set forth in the merger agreement, but rather a letter with some findings which are unsubstantiated to date. The Group has requested additional supporting data and information to evaluate the results of the Drilling Program. Although only incomplete information has been provided to date, our review of the letter and the partial supporting data received to date indicates that the estimation of the additional coal resources (“Contingent Reserves”) made by the engineering company was not properly derived and supported. For that and a number of other reasons the Group believes the letter is deficient and fails to satisfy the contractual requirements for establishing the contingent payment. The sellers have expressed disagreement with our view of the engineer’s letter. In December 2013, the Group filed a lawsuit against the engineering company for failing to prepare a report in accordance with JORC Code Guidelines. In January 2014, the Group filed a lawsuit against the sellers seeking a declaration that the conditions precedent for payment of the contingent payment had not been satisfied. Management believes that all lawsuits related to the Drilling program will be resolved for the Group’s benefits and the amount of contingent payment will not exceed the liabilities recognized in our consolidated financial statements.

The amount recorded as liabilities in respect of the Drilling Program were $27,718 and $25,665 as of December 31, 2013 and 2012, respectively.

(f)	Russian business environment

Russia continues economic reforms and development of its legal, tax and regulatory frameworks as required by a market economy. The future stability of the Russian economy is largely dependent upon these reforms and developments and the effectiveness of economic, financial and monetary measures undertaken by the government.

The Russian economy is vulnerable to market downturns and economic slowdowns elsewhere in the world. The global financial crisis has resulted in uncertainty regarding further economic growth, availability of financing and cost of capital, which could negatively affect the Group’s future financial position, results of operations and business prospects. Management believes it is taking appropriate measures to support the sustainability of the Group’s business in the current circumstances.